Equity Financing Transactions of the Daughter Companies	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Equity Financing Transactions of the Daughter Companies
4. Equity Financing Transactions
In December 2021, Teekay Parent purchased 0.4 million Teekay Tankers’ Class A common shares through open market purchases for $4.7 million at an average price of $11.27 per share. As a result of the purchases, the Company recorded a dilution gain of $5.7 million which was included in accumulated deficit for the year ended December 31, 2021. Subsequent to December 31, 2021, Teekay Parent purchased an additional 0.5 million Teekay Tankers' Class A common shares through open market purchases for $5.3 million at an average price of $10.82 per share.
On May 11, 2020, Teekay Parent and Seapeak agreed to eliminate all of Seapeak’s incentive distribution rights in exchange for the issuance to a subsidiary of Teekay Corporation of 10.75 million newly-issued Seapeak common units. Following the completion of this transaction on May 11, 2020, Teekay Parent owned approximately 36.0 common units of Seapeak and remained the sole owner of its general partner, which together represented an economic interest of approximately 42% in Seapeak. On January 13, 2022, the 36.0 million common units owned by Teekay were sold for $17.00 per common unit in cash (see Note 24).

On November 25, 2019, Teekay Tankers effected a one-for-eight reverse stock split of Teekay Tankers' Class A and Class B common shares, which reduced the number of issued and outstanding Class A and B common shares of Teekay Tankers as at December 31, 2019 from approximately 232.0 million and 37.0 million to approximately 29.0 million and 4.6 million, respectively.